PREPAYMENTS AND OTHER RECEIVABLES	6 Months Ended
Jun. 30, 2026
PREPAYMENTS AND OTHER RECEIVABLES
PREPAYMENTS AND OTHER RECEIVABLES

5. PREPAYMENTS AND OTHER RECEIVABLES

During the six months ended June 30, 2026, the Company determined that deferred costs previously capitalized in connection with the proposed dual primary listing to the Hong Kong Exchanges and Clearing Limited (“HKEx”) were no longer expected to provide a future economic benefit. Accordingly, the Company wrote off approximately $3.8 million of deferred offering fees, which primarily consisted of legal, audit, and other professional fees incurred in connection with the proposed offering.

The write-off was recorded as a component of administrative expenses in the condensed consolidated statement of operations for the six months ended June 30, 2026.

	As of
	June 30, 2026	December 31, 2025
Receivable from collaboration agreement	$5,120	$1,664
Interest receivable	2	5
Prepayments:
– Deferred offering fees(1)	393	4,189
– Prepayments for insurance and other services	1,064	519
– Prepayments for employee incentives	59	177
Other receivables	518	124
Total prepayments and other receivables	$7,156	$6,678

(1)
Deferred offering fees represent incremental costs directly attributable to the Company’s equity offerings, including legal and other professional fees associated with the Company’s application to the HKEx in connection with a proposed dual primary listing of its ordinary shares, and registration of ADSs on August 1, 2025. These costs are capitalized as a prepayment in the consolidated balance sheets.